Accounts payable	6 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
Accounts payable
Accounts payable
The following table depicts the components of our accounts payable as of June 30, 2019 and December 31, 2018:

	As of
In thousands of U.S. dollars	June 30, 2019	December 31, 2018
Scorpio Ship Management S.A.M. (SSM)	$3,868	$545
Scorpio Handymax Tanker Pool Limited	384	12
Scorpio Services Holding Limited (SSH)	360	409
Scorpio LR1 Pool Limited	131	51
Scorpio Commercial Management S.A.M. (SCM)	81	389
Scorpio LR2 Pool Limited	23	2
Amounts due to a port agent - related party	20	62
Accounts payable to related parties	4,867	1,470

Suppliers	10,487	10,395
	$15,354	$11,865

The majority of accounts payable is settled with a cash payment within 90 days. No interest is charged on accounts payable. We consider that the carrying amount of accounts payable approximates fair value.
The increase in amounts due to SSM from December 31, 2018 to June 30, 2019 relates to the timing of payments to suppliers.
The balance in suppliers as of June 30, 2019 and December 31, 2018 also includes amounts due to suppliers for costs that have been capitalized as part of each vessel's drydock, scrubber installation or BWTS installation. The payments of these costs are reflected as investing cash outflows within the unaudited condensed consolidated statement of cash flows. $2.3 million of the aggregate change in accounts payable from December 31, 2018 to June 30, 2019 relates to increases in amounts due to suppliers for drydock, scrubber installation or BWTS installation.